Shareholders' Equity	9 Months Ended
Sep. 30, 2019
Shareholders' Equity [Abstract]
Shareholders' Equity
6.	Shareholders' Equity:

As of September 30, 2019, the Company's authorized capital stock consisted of 2,000,000,000 shares, par value $0.001 per share, of which 1,950,000,000 shares are designated as common shares and 50,000,000 shares are designated as preferred shares. As of the same date, 3,018,112 common shares, 480,000 9.75% Series A cumulative redeemable perpetual preferred shares (the “Series A Preferred Shares”) and 12,000 Series B Preferred shares were issued and outstanding.

At-the-market common stock offering: On June 28, 2019, the Company, entered into an equity distribution agreement, or as commonly referred to, an at-the-market offering, with Maxim Group LLC (“Maxim”), under which the Company may sell an aggregate offering price of up to US$10,000,000 of its common stock with Maxim acting as a sales agent over a minimum period of 12 months (the “ATM”). No warrants, derivatives, or other share classes were associated with this transaction. As of September 30, 2019, the Company received $2,625,590 gross proceeds under the ATM by issuing 618,112 common shares, whereas, the net proceeds under the ATM, after deducting sales commissions and other transaction fees and expenses, amounted to $2,320,176.

Series A Preferred terms amendment and settlement of accumulated dividends: On October 10, 2019, the Company reached an agreement with the Series A Preferred holders whereby all accumulated dividends on the Series A Preferred Shares up to and including June 30, 2019 were forgiven in full, whereas, it simultaneously entered into an amended and restated Statement of Designations to amend certain existing terms set forth therein (Note 14).